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                                   EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of SofTech, Inc. (the "Company") on Form 10-QSB for the quarter ended August 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph
P. Mullaney, President and Chief Operating Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


         Date:    OCTOBER 16, 2006          /s/ JOSEPH P. MULLANEY
                  ----------------         ------------------
                                           Joseph P. Mullaney
                                           President and Chief Operating Officer